UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Tax-Advantaged Dividend
Income Fund
Closed-end U.S. equity
Ticker: HTD
April 30, 2023

Managed distribution plan

On September 19, 2016, the fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

A message to shareholders
Dear shareholder,
Despite significant volatility, the U.S. stock market finished the six months ended April 30, 2023, with a gain. In late 2022 and early 2023, stocks began to recover from the elevated inflation, recession fears, and geopolitical tensions. As inflationary pressure started to ease, the U.S. Federal Reserve dialed back the size of its interest-rate hikes. Healthy employment trends, abating pandemic-related challenges, and a normalizing U.S. economy also aided returns.
During the final two months of the period, however, the markets sustained another jolt when a number of significant U.S. regional banks unexpectedly collapsed.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Dividend Income Fund

2	Your fund at a glance
3	Portfolio summary
4	Fund’s investments
11	Financial statements
15	Financial highlights
16	Notes to financial statements
25	Investment objective, principal investment strategies, and principal risks
30	Additional information
31	Shareholder meeting
32	More information
1	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

The Primary Blended Index is 55% ICE BofA U.S. All Capital Securities Index and 45% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	2

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2023 (% of total investments)

SECTOR COMPOSITION AS OF 4/30/2023 (% of total investments)

TOP 10 ISSUERS AS OF 4/30/2023 (% of total investments)
NiSource, Inc.	4.8
CenterPoint Energy, Inc.	3.7
The Southern Company	3.0
American Electric Power Company, Inc.	2.9
BP PLC	2.8
The Williams Companies, Inc.	2.7
Bank of America Corp.	2.7
NextEra Energy, Inc.	2.7
Duke Energy Corp.	2.7
Edison International	2.5
TOTAL	30.5
Cash and cash equivalents are not included.
3	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 4-30-23 (unaudited)
	Shares	Value
Common stocks 92.6% (60.8% of Total investments)		$730,246,657
(Cost $517,168,986)
Communication services 3.7%		29,280,883
Diversified telecommunication services 3.7%
AT&T, Inc. (A)	725,000	12,810,750
Verizon Communications, Inc. (A)	424,160	16,470,133
Consumer staples 1.4%		10,796,760
Tobacco 1.4%
Philip Morris International, Inc.	108,000	10,796,760
Energy 14.8%		116,582,811
Oil, gas and consumable fuels 14.8%
BP PLC, ADR	845,450	34,054,726
DT Midstream, Inc. (A)(B)	90,000	4,434,300
Enbridge, Inc. (A)(B)	347,106	13,800,935
Kinder Morgan, Inc. (A)	680,000	11,662,000
ONEOK, Inc. (A)(B)	305,000	19,950,050
The Williams Companies, Inc. (A)	1,080,000	32,680,800
Financials 4.9%		38,550,993
Banks 2.5%
Columbia Banking System, Inc. (A)	378,333	8,081,193
Huntington Bancshares, Inc. (A)	1,000,000	11,200,000
Capital markets 2.4%
Ares Management Corp., Class A (A)(B)	220,000	19,269,800
Utilities 67.8%		535,035,210
Electric utilities 34.1%
Alliant Energy Corp. (A)	360,000	19,850,400
American Electric Power Company, Inc. (A)	375,000	34,657,500
Constellation Energy Corp. (A)(B)	150,000	11,610,000
Duke Energy Corp. (A)(B)	270,000	26,697,600
Entergy Corp. (A)(B)	218,000	23,452,440
Eversource Energy (A)	238,227	18,488,797
Exelon Corp. (A)	195,000	8,275,800
FirstEnergy Corp. (A)(B)	510,000	20,298,000
NextEra Energy, Inc.	76,774	5,883,192
OGE Energy Corp.	610,000	22,899,400
Pinnacle West Capital Corp. (A)	50,000	3,923,000
PPL Corp. (A)	775,000	22,258,000
The Southern Company (A)	489,925	36,033,982
Xcel Energy, Inc. (A)	207,000	14,471,370
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	4

	Shares	Value
Utilities (continued)
Gas utilities 3.3%
Spire, Inc. (A)	235,000	$15,916,550
UGI Corp. (A)	310,000	10,502,800
Independent power and renewable electricity producers 3.3%
NextEra Energy Partners LP (A)(B)	125,000	7,188,750
The AES Corp. (A)	800,000	18,928,000
Multi-utilities 27.1%
Algonquin Power & Utilities Corp.	346,500	10,488,555
Ameren Corp. (A)	330,000	29,360,100
Black Hills Corp. (A)	394,775	25,774,860
CenterPoint Energy, Inc. (A)(B)	1,120,923	34,154,524
Dominion Energy, Inc. (A)(B)	389,814	22,273,972
DTE Energy Company (A)(B)	180,000	20,233,800
National Grid PLC, ADR	201,583	14,443,422
NiSource, Inc.	875,000	24,902,500
Public Service Enterprise Group, Inc.	275,000	17,380,000

Sempra Energy	94,462	14,687,896
Preferred securities 26.9% (17.7% of Total investments)		$212,257,721
(Cost $224,925,217)
Communication services 1.5%		11,873,088
Media 0.7%
Paramount Global, 5.750%	180,000	5,729,400
Wireless telecommunication services 0.8%
Telephone & Data Systems, Inc., 6.625% (A)	410,400	6,143,688
Financials 11.3%		89,332,058
Banks 6.1%
Bank of America Corp., 7.250%	7,000	8,287,510
Citigroup, Inc., 7.125% (7.125% to 9-30-23, then 3 month CME Term SOFR + 4.302%) (A)	210,854	5,357,800
Fifth Third Bancorp, 6.000% (A)	400,000	9,600,000
Huntington Bancshares, Inc., Series J, 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%) (A)	270,450	6,758,546
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%) (A)	55,660	1,235,652
Synovus Financial Corp., 6.300% (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (A)	188,000	4,224,360
Wells Fargo & Company, 7.500%	11,000	12,848,330
Capital markets 2.1%
Morgan Stanley, 6.375% (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (A)	220,000	5,528,600
Morgan Stanley, 7.125% (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (A)	395,862	10,086,564
State Street Corp., 5.900% (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	607,500
5	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance 3.1%
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%) (A)	164,125	$3,919,305
Athene Holding, Ltd., Series A, 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	355,787	7,717,020
Brighthouse Financial, Inc., 6.600% (A)	100,000	2,394,000
Lincoln National Corp., 9.000% (A)	408,300	10,766,871
Utilities 14.1%		111,052,575
Electric utilities 7.4%
Duke Energy Corp., 5.750% (A)	200,000	5,150,000
NextEra Energy, Inc., 6.219%	259,500	12,736,260
NextEra Energy, Inc., 6.926%	142,850	6,762,519
PG&E Corp., 5.500%	105,000	15,738,450
SCE Trust II, 5.100% (A)	591,973	12,247,921
SCE Trust VI, 5.000% (A)	283,501	5,610,485
Gas utilities 1.3%
Spire, Inc., 5.900% (A)	219,650	5,603,272
Spire, Inc., 7.500%	91,500	4,517,355
Independent power and renewable electricity producers 1.0%
The AES Corp., 6.875%	90,000	8,100,900
Multi-utilities 4.4%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010%) (A)	200,000	4,576,000
Integrys Holding, Inc., 6.000% (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (A)	210,000	4,945,500
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%) (A)	250,000	6,237,500
NiSource, Inc., 7.750%	167,100	17,717,613
Sempra Energy, 5.750% (A)	45,000	1,108,800

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 29.4% (19.3% of Total investments)				$232,032,924
(Cost $255,322,287)
Consumer discretionary 1.9%				15,081,776
Automobiles 1.9%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (A)(B)(C)	5.700	09-30-30	10,750,000	9,392,813
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (C)	6.500	09-30-28	6,600,000	5,688,963
Financials 19.7%				155,061,761
Banks 16.3%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (C)	5.875	03-15-28	10,025,000	9,072,625
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	6

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (A)(B)(C)	6.125	04-27-27	15,690,000	$15,212,432
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (C)	7.375	08-19-25	13,000,000	12,497,816
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (C)	7.375	05-15-28	9,800,000	9,677,500
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (C)	6.000	07-06-23	13,000,000	11,147,500
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (C)	6.375	04-06-24	13,500,000	11,677,500
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (C)	6.450	10-01-27	5,000,000	4,712,111
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (A)(B)(C)	5.625	07-01-25	5,000,000	4,220,372
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (C)	5.625	07-15-30	7,570,000	6,752,623
Huntington Bancshares, Inc. (3 month LIBOR + 2.880%) (C)(D)	8.140	07-15-23	3,000,000	2,718,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)	6.750	02-01-24	3,999,000	3,994,201
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (C)	7.500	06-27-24	11,500,000	11,060,873
NatWest Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (C)	8.000	08-10-25	8,624,000	8,537,156
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (A)(B)(C)	6.000	05-15-27	14,000,000	12,985,000
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (C)(D)	8.492	08-01-23	2,613,000	2,600,371
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (A)(B)(C)	5.900	06-15-24	2,000,000	1,885,800
Capital markets 0.4%
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (A)(B)(C)	5.375	06-01-25	3,400,000	3,236,375
Consumer finance 0.9%
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (A)(B)(C)	6.125	06-23-25	7,200,000	6,816,105
Insurance 2.1%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (C)	6.000	06-01-25	6,500,000	6,315,579
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (C)	5.875	03-15-28	1,000,000	927,947
7	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (C)(E)	7.000	05-13-25	13,975,000	$9,013,875
Utilities 7.8%				61,889,387
Electric utilities 3.0%
Edison International (5.000% to 12-15-26, then 5 Year CMT + 3.901%) (C)	5.000	12-15-26	3,952,000	3,378,230
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (C)	5.375	03-15-26	9,500,000	8,459,988
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (C)(E)	10.250	03-15-28	11,825,000	11,601,234
Independent power and renewable electricity producers 1.5%
Vistra Corp. (7.000% to 12-15-26, then 5 Year CMT + 5.740%) (C)(E)	7.000	12-15-26	5,000,000	4,484,142
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (C)(E)	8.000	10-15-26	8,210,000	7,737,925
Multi-utilities 3.3%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (C)	6.125	09-01-23	10,750,000	10,239,375
Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (C)	4.350	01-15-27	8,500,000	7,140,000
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (C)	5.650	06-15-23	9,325,000	8,848,493

	Yield (%)	Shares	Value
Short-term investments 3.4% (2.2% of Total investments)			$26,623,187
(Cost $26,625,567)
Short-term funds 3.4%			26,623,187
John Hancock Collateral Trust (F)	4.9058(G)	2,663,091	26,623,187

Total investments (Cost $1,024,042,057) 152.3%	$1,201,160,489
Other assets and liabilities, net (52.3%)	(412,261,193)
Total net assets 100.0%	$788,899,296

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-23 was $681,580,777. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $149,167,691.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	8

(B)	All or a portion of this security is on loan as of 4-30-23, and is a component of the fund’s leverage under the Liquidity Agreement.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(G)	The rate shown is the annualized seven-day yield as of 4-30-23.
9	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	210,000,000	USD	Fixed 3.662%	USD Federal Funds Rate Compounded OIS	Semi-Annual	Quarterly	May 2026	—	—	—
								—	—	—

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
At 4-30-23, the aggregate cost of investments for federal income tax purposes was $1,029,009,872. Net unrealized appreciation aggregated to $172,150,617, of which $246,148,244 related to gross unrealized appreciation and $73,997,627 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	10

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-23 (unaudited)

Assets
Unaffiliated investments, at value (Cost $997,416,490)	$1,174,537,302
Affiliated investments, at value (Cost $26,625,567)	26,623,187
Total investments, at value (Cost $1,024,042,057)	1,201,160,489
Dividends and interest receivable	4,598,628
Receivable for investments sold	4,032,760
Other assets	42,892
Total assets	1,209,834,769
Liabilities
Liquidity agreement	418,900,000
Interest payable	1,926,824
Payable to affiliates
Accounting and legal services fees	46,611
Other liabilities and accrued expenses	62,038
Total liabilities	420,935,473
Net assets	$788,899,296
Net assets consist of
Paid-in capital	$660,576,514
Total distributable earnings (loss)	128,322,782
Net assets	$788,899,296

Net asset value per share
Based on 35,431,824 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$22.27
11	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 4-30-23 (unaudited)

Investment income
Dividends	$23,292,194
Interest	7,686,819
Dividends from affiliated investments	510,530
Less foreign taxes withheld	(144,910)
Total investment income	31,344,633
Expenses
Investment management fees	4,533,080
Interest expense	10,791,416
Accounting and legal services fees	74,831
Transfer agent fees	11,072
Trustees’ fees	27,639
Custodian fees	50,619
Printing and postage	54,254
Professional fees	76,785
Stock exchange listing fees	17,105
Other	14,740
Total expenses	15,651,541
Less expense reductions	(48,752)
Net expenses	15,602,789
Net investment income	15,741,844
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(29,302,454)
Affiliated investments	9,150
Futures contracts	2,020,373
Swap contracts	(407)
(27,273,338)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	29,655,792
Affiliated investments	(787)
Futures contracts	(3,199,512)
26,455,493
Net realized and unrealized loss	(817,845)
Increase in net assets from operations	$14,923,999
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	12

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-23 (unaudited)	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$15,741,844	$38,893,021
Net realized gain (loss)	(27,273,338)	18,834,489
Change in net unrealized appreciation (depreciation)	26,455,493	(84,300,241)
Increase (decrease) in net assets resulting from operations	14,923,999	(26,572,731)
Distributions to shareholders
From earnings	(30,296,719)	(58,650,757)
Total distributions	(30,296,719)	(58,650,757)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	209,933	323,918
Total decrease	(15,162,787)	(84,899,570)
Net assets
Beginning of period	804,062,083	888,961,653
End of period	$788,899,296	$804,062,083
Share activity
Shares outstanding
Beginning of period	35,422,882	35,409,405
Issued pursuant to Dividend Reinvestment Plan	8,942	13,477
End of period	35,431,824	35,422,882
13	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended   4-30-23 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$14,923,999
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(63,669,131)
Long-term investments sold	80,400,284
Net purchases and sales of short-term investments	(1,665,288)
Net amortization of premium (discount)	291,381
(Increase) Decrease in assets:
Receivable for futures variation margin	178,788
Collateral held at broker for futures contracts	1,784,612
Dividends and interest receivable	(125,343)
Receivable for investments sold	(2,110,817)
Other assets	(10,535)
Increase (Decrease) in liabilities:
Interest payable	452,906
Payable to affiliates	(4,138)
Other liabilities and accrued expenses	(98,203)
Net change in unrealized (appreciation) depreciation on:
Investments	(29,655,005)
Net realized (gain) loss on:
Investments	29,287,312
Net cash provided by operating activities	$29,980,822
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(30,086,786)
Net cash used in financing activities	$(30,086,786)
Net decrease in cash	$(105,964)
Cash at beginning of period	$105,964
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(10,338,510)
Noncash financing activities not included herein consists of reinvestment of distributions	$209,933
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	14

Financial highlights
Period ended	4-30-23[1]	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$22.70	$25.11	$21.65	$26.84	$24.34	$26.42
Net investment income[2]	0.44	1.10	1.24	1.27	1.17	1.33
Net realized and unrealized gain (loss) on investments	(0.01)	(1.85)	3.90	(4.80)	3.39	(1.22)
Total from investment operations	0.43	(0.75)	5.14	(3.53)	4.56	0.11
Less distributions
From net investment income	(0.83)	(1.66)	(1.66)	(1.66)	(1.65)	(1.66)
From net realized gain	(0.03)	—	(0.02)	—	(0.41)	(0.53)
Total distributions	(0.86)	(1.66)	(1.68)	(1.66)	(2.06)	(2.19)
Net asset value, end of period	$22.27	$22.70	$25.11	$21.65	$26.84	$24.34
Per share market value, end of period	$21.52	$22.76	$24.53	$18.99	$27.44	$22.37
Total return at net asset value (%)[3,4]	1.84[5]	(3.21)	24.68	(12.71)	20.34	0.97
Total return at market value (%)[3]	(1.83)[5]	(0.66)	38.86	(25.11)	33.87	(4.23)
Ratios and supplemental data
Net assets, end of period (in millions)	$789	$804	$889	$767	$950	$861
Ratios (as a percentage of average net assets):
Expenses before reductions	3.87[6]	2.05	1.56	1.97	2.62	2.45
Expenses including reductions[7]	3.85[6]	2.04	1.55	1.96	2.61	2.44
Net investment income	3.89[6]	4.41	5.13	5.53	4.63	5.40
Portfolio turnover (%)	5	11	15	20	13	24
Senior securities
Total debt outstanding end of period (in millions)	$419	$419	$419	$419	$428	$428
Asset coverage per $1,000 of debt[8]	$2,883	$2,919	$3,122	$2,830	$3,220	$3,012

[1]	Six months ended 4-30-23. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Expenses including reductions excluding interest expense were 1.19% (annualized), 1.14%, 1.19%, 1.22%, 1.18% and 1.20% for the periods ended 4-30-23, 10-31-22, 10-31-21, 10-31-20, 10-31-19 and 10-31-18, respectively.
[8]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
15	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	16

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2023, by major security category or type:
	Total value at 4-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$730,246,657	$730,246,657	—	—
Preferred securities
Communication services	11,873,088	11,873,088	—	—
Financials	89,332,058	82,573,512	$6,758,546	—
Utilities	111,052,575	101,589,720	9,462,855	—
Corporate bonds	232,032,924	—	232,032,924	—
Short-term investments	26,623,187	26,623,187	—	—
Total investments in securities	$1,201,160,489	$952,906,164	$248,254,325	—
Derivatives:
Assets
Swap contracts	—	—	—	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2023, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
17	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan on September 19, 2016. Under the current Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the distribution will occur at the end of the year and will subsequently be reported to shareholders.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	18

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities, contingent payment debt instruments and dividend redesignation.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended April 30, 2023, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $48.7 million, as measured at each quarter end. There were no open futures contracts as of April 30, 2023.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with
19	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2023, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $210 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	—	—

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$2,020,373	$(407)	$2,019,966
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$(3,199,512)
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	20

Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.74% of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement) (see Note 8). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $48,752 for the six months ended April 30, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2023, were equivalent to a net annual effective rate of 0.73% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended April 30, 2023, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 2007, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2023 and December 31, 2023, up to 10% of its outstanding common shares as of December 31, 2022. The share repurchase plan will remain in effect between January 1, 2023 and December 31, 2023.
21	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

During the six months ended April 30, 2023 and the year ended October 31, 2022, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $427.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2023 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of April 30, 2023, the LA balance of $418,900,000 was comprised of $265,911,178 from the line of credit and $152,988,822 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	22

SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Effective April 1, 2023, interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. Prior to April 1, 2023, interest was charged at a rate of one month London Interbank Offered Rate (LIBOR) plus 0.625%. As of April 30, 2023, the fund had an aggregate balance of $418,900,000 at an interest rate of 5.51%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2023, the average balance of the LA and the effective average interest rate were $418,900,000 and 5.19%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA was amended to remove LIBOR as the reference rate for interest and has been replaced with OBFR for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants, such as the fund and SSB, have transitioned or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (SOFR), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
 Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However,  there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such
23	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $63,669,131 and $80,400,284, respectively, for the six months ended April 30, 2023.
Note 11—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 12—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	2,663,091	$24,949,536	$88,088,366	$(86,423,078)	$9,150	$(787)	$510,530	—	$26,623,187
Note 13—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	24

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities that the Advisor believes at the time of acquisition are eligible to pay tax-advantaged dividends. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax advantaged dividends it receives through to its common shareholders, provided certain holding period and other requirements are satisfied by the shareholders. There can be no assurance as to the portion of the fund’s dividends  that  will  be  tax-advantaged.
The fund may invest the remainder of its assets in equity securities and in investment grade and below investment grade fixed income securities, including  debt  instruments  and  real  estate  investment  trusts, that generate income taxed  at  ordinary  income  rather  than  long-term  capital  gain  rates.  For  any  year, so long as the fund’s ordinary income, tax-exempt income (if  any), and  net  realized  short-term  capital gains in excess of net long-term capital losses are fully offset by expenses of the fund, all of the fund’s income  distributions  would be  characterized  as  tax-advantaged  dividends.  Although  the  fund  intends to invest at least 80% of  its assets  in equity securities  that  pay  tax-advantaged  dividends  and  to satisfy the holding  period  and  other  requirements,  a  portion  of  the  fund’s  income  distributions  may  be taxable at higher federal income tax rates applicable to ordinary income.
The fund may invest its portfolio of equity securities in companies of any market capitalization. In selecting securities for the fund’s portfolio, the Advisor focuses on dividend-paying common and preferred securities that produce an attractive level of tax-advantaged income. The Advisor also considers a security’s potential for capital appreciation. The Advisor generally uses a value approach in selecting the fund’s equity investments. Using this investment style, the Advisor seeks securities selling at what the Advisor believes are substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Advisor evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading.
Debt securities in which the fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than  $1  billion; commercial  paper; and mortgage related securities. The fund may, from time to time, invest  up to 20% of its total assets in preferred stocks and other fixed income securities rated below investment grade at the time of acquisition (that, is rated BB, Ba or lower as determined by S&P, Fitch or Moody’s) or, if unrated, determined to be of comparable credit quality by the Advisor. The below investment grade securities in  which the fund invests may be rated  as  low  as  Cc  or  Ca,  provided  that  no  more  than  5%  of  the fund’s total assets will be invested in securities rated below B at the time of investment.
25	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

The fund concentrates its investments in securities issued by corporations in the utilities sector. The fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may also invest up to 20% of its total assets in illiquid securities.
The fund may also invest in derivatives such as futures contracts, options, options on futures contracts, equity swaps, and reverse repurchase agreements. In addition, the fund may invest in repurchase agreements. The fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). The fund may invest in the  securities  of  other  investment  companies  to  the  extent  that  such investments are consistent with the fund’s investment objective and principal investment strategies and permissible under the 1940 Act.
The fund may engage in portfolio trading, may issue preferred shares, borrow or issue short-term debt securities, and enter into reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	26

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus disease (COVID-19) has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
27	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, options on futures contracts, equity swaps, and reverse repurchase agreements. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	28

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
29	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended April 30, 2023, distributions from net investment income totaling $0.8280 per share and distributions from capital gains totaling $0.0272 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
November 30, 2022	$0.1380
December 30, 2022	0.1380
January 31, 2023	0.1380
February 28, 2023	0.1380
March 31, 2023	0.1380
April 28, 2023	0.1380
Total	$0.8280

1A portion of the distributions may be deemed a tax return of capital at year end.

Payment Date	Additional Distributions
December 30, 2022	$0.0272

Total	$0.8552
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	30

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 21, 2023. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 21, 2023
Proposal: To elect one (1) Trustee (Noni L. Ellison) to serve for a one-year term ending at the 2024 Annual Meeting of Shareholders. To elect two (2) Trustees (Dean C. Garfield and Patricia Lizarraga) to serve for a two-year term ending at the 2025 Annual Meeting of Shareholders, and to elect six (6) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Paul Lorentz, Hassell H. McClellan, and Gregory A. Russo) to serve for a three-year term ending at the 2026 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	27,422,087.940	685,439.510
William H. Cunningham	27,306,587.940	800,939.510
Noni L. Ellison	27,439,997.940	667,529.510
Grace K. Fey	27,373,663.940	733,863.510
Dean C. Garfield	27,372,977.940	734,549.510
Patricia Lizarraga	27,430,080.940	676,446.510
Hassell H. McClellan	27,209,561.940	897,965.510
Gregory A. Russo	27,358,356.940	749,170.510

Non-Independent Trustees
Paul Lorentz	27,445,172.940	662,354.510
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, Marianne Harrison, Deborah C. Jackson, Steven R. Pruchansky, and Frances G. Rathke.
31	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†,#
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC

Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HTD

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
# Ms. Harrison is retiring effective May 1, 2023.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	32

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2879865	P13SA 4/23
6/2023

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

	Total number of		Total number of	Maximum number of
		Average price	shares purchased	shares that may yet
	shares		as part of publicly	be purchased under
Period	purchased	per share	announced plans*	the plans
Nov-21	-	-	-	3,542,288
Dec-21	-	-	-	3,542,288
Jan-22	-	-	-	3,542,288
Feb-22	-	-	-	3,542,288
Mar-22	-	-	-	3,542,288
Apr-22	-	-	-	3,542,288
Total	-	-

*In December 2007, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2022. The current share plan will remain in effect between January 1, 2023 and December 31, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

(c)(2) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	June 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	June 27, 2023
By:	/s/ Charles A. Rizzo
-----------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 27, 2023